Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is not material.
EXECUTION
OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT

THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT, dated as of March 16, 2023 (this “Amendment”), is among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Assigning Administrative Agent” and an “Assigning Party”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (an “Assigning Buyer” and an “Assigning Party”), ALPINE SECURITIZATION LTD (an “Assigning Buyer” and an “Assigning Party”), ATLAS SECURITIZED PRODUCTS, L.P. (the “Assignee Administrative Agent”, an “Assignee Buyer” and an “Assignee Party”), ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P. (an “Assignee Buyer” and an “Assignee Party”), ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P. (an “Assignee Buyer” and an “Assignee Party”), NEXERA HOLDING LLC (an “Assignee Buyer” and an “Assignee Party”) and LOANDEPOT.COM, LLC (the “Seller”). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Repurchase Documents (as defined below).
WHEREAS, reference is made to (i) that certain Master Repurchase Agreement, dated as of March 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Assigning Parties and Seller, (ii) that certain Amended and Restated Pricing Side Letter, dated as of May 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”), by and among Assigning Parties and Seller, and (iii) that certain Repo Administration and Allocation Agreement, dated as of March 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Allocation Agreement”), by and among Assigning Parties and Seller (collectively, with the Repurchase Agreement and Pricing Side Letter, the “Repurchase Documents”);
WHEREAS, upon the Amendment Effective Date (i) Assigning Administrative Agent has agreed to assign, and Assignee Administrative Agent has agreed to acquire all of the right, title and interest of Assigning Administrative Agent in and to the Repurchase Documents and the other Program Agreements and Assignee Administrative Agent has agreed to assume and undertake all obligations of the Administrative Agent under the Repurchase Documents and the other Program Agreements and (ii) each Assigning Buyer has agreed to assign, and Assignee Buyers have agreed to acquire, all of the right, title and interest of each Assigning Buyer in and to the Repurchase Documents and the other Program Agreements, and Assignee Buyers have agreed to assume and undertake all obligations of the Buyers under the Repurchase Documents and the other Program Agreements.
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
Section 1.Assignment and Assumption of Repurchase Documents and other Program Agreements.
1.1Assigning Administrative Agent hereby irrevocably sells, assigns, grants, conveys and transfers to Assignee Administrative Agent all of Assigning Administrative Agent’s right, title and interest in and to (i) the Repurchase Documents (including all Obligations held by the Assigning Administrative Agent thereunder), (ii) the other Program Agreements (including all Obligations held by the Assigning Administrative Agent thereunder), (iii) the Purchased Assets (including any ownership interest therein (subject to the Repurchase Documents) and/or security interest therein and (iv) the Repurchase Assets (including any security interest therein).

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As of the Amendment Effective Date, Assignee Administrative Agent unconditionally accepts such assignment and assumes all of Assigning Administrative Agent’s duties, liabilities, indemnities and obligations under each Repurchase Document and each other Program Agreement arising on or after the Amendment Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of Assigning Administrative Agent under the Repurchase Documents arising on or after the Amendment Effective Date. The Assigning Administrative Agent represents and warrants to the Assignee Administrative Agent and each Assignee Buyer that it is transferring the Purchased Assets to the Assignee Administrative Agent, on behalf of the Assignee Buyers, free and clear of all liens and adverse claims, in each case, created by it or by any other Assignee Buyer, except as previously disclosed in writing.
1.2Assignee Administrative Agent shall be substituted for Assigning Administrative Agent in the Repurchase Documents, each other Program Agreement and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of Assigning Administrative Agent that are hereby fully assigned and delegated to Assignee Administrative Agent.
1.3Each Assigning Buyer hereby irrevocably sells, assigns, grants, conveys and transfers to each Assignee Buyer all of each Assigning Buyer’s right, title and interest in and to the Repurchase Documents and each other Program Agreement (including all Obligations held by each Assigning Buyer). As of the Amendment Effective Date, each Assignee Buyer unconditionally accepts such assignment and assumes all of each Assigning Buyer’s duties, liabilities, indemnities and obligations under Repurchase Documents and the other Program Agreements arising on or after the Amendment Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of each Assigning Buyer under the Repurchase Documents and the other Program Agreements arising on or after the Amendment Effective Date.
1.4Assignee Buyers shall be substituted for Assigning Buyers in the Repurchase Documents and the other Program Agreements (subject to any consent of any Persons who are not parties hereto) and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of Assigning Buyers that are hereby fully assigned to Assignee Buyers.
1.5For the avoidance of doubt, the existing Transactions shall be continuing Transactions and shall not be considered terminated in any respect. Seller is hereby notified that as of the Amendment Effective Date, (i) Assignee Administrative Agent shall serve as Administrative Agent under the Repurchase Documents and the other Program Agreements and shall have the rights and obligations as an Administrative Agent thereunder and shall be bound by the provisions thereof, and (ii) Assignee Buyers shall be Buyers under the Repurchase Documents and the other Program Agreements and shall have the rights and obligations as a Buyer thereunder and shall be bound by the provisions thereof. The Seller reaffirms any transfers, or grants of security interests in, any Purchased Assets, Repurchase Assets and/or any other collateral security pursuant to the Repurchase Documents and other Program Agreements.
1.6Upon the Amendment Effective Date, each of the parties hereto authorizes the Assignee Administrative Agent (or its agents) to file any amendments to any of the financing statements filed in connection with the Repurchase Documents and the other Program Agreements that list the Assigning Administrative Agent as the secured party of record to change

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the secured party of record to be the Assignee Administrative Agent and/or to otherwise evidence the transactions contemplated hereby.
1.7The Assignee Administrative Agent hereby notifies the other parties hereto that the Assigning Administrative Agent or an Affiliate thereof may, from time to time after the Amendment Effective Date, continue to provide various administrative services to the Assignee Administrative Agent and the Assignee Buyers to facilitate the assignment and transfer contemplated hereby. The Assignee Administrative Agent shall, at the request of the Seller, generally describe the nature of such services being provided by the Assignee Administrative Agent or any applicable Affiliate at the time of such request.
1.8Certain third parties (for example, custodians and servicers) are parties to certain of the Program Agreements that are not Repurchase Documents (such Program Agreements, “Third Party Program Agreements”). If the requisite parties have not entered into documentation necessary for the Assignee Administrative Agent and/or the Assignee Buyers, as applicable, to acquire and assume the Assigning Administrative Agent’s and/or the applicable Assigning Buyers’ rights and obligations under any such Third Party Program Agreement on or before the Amendment Effective Date, the Assigning Administrative Agent and each Assigning Buyer have agreed to assist the Assignee Administrative Agent and the Assignee Buyers, as applicable, in order for the Assignee Administrative Agent and the Assignee Buyers to indirectly obtain the rights and benefits of such Third Party Program Agreement until such documentation is entered into.
1.9Notwithstanding anything in the Repurchase Documents or the other Program Agreements to the contrary, at any time after the Amendment Effective Date, any Person that is then the “Administrative Agent” or a “Buyer” under any such Repurchase Document or other Program Agreement may assign any or all of its rights and/or obligations to any Person that is any affiliate of such Person without the consent of any party hereto.
1.10Each of the Assignee Administrative Agent and the Assignee Buyers may at any time, participate, pledge or assign a security interest in all or any portion of its rights under any Repurchase Document or any other Program Agreement to secure obligations of the Assignee Administrative Agent or any such Assignee Buyer, as applicable.
1.11The parties hereby agree that Transactions the subject of which are eNotes are not eligible until Assignee Administrative Agent agrees in writing.
Section 2.Release of Assigning Parties. As of the Amendment Effective Date, Assigning Administrative Agent and Assigning Buyers shall be relieved of all obligations to perform under the Repurchase Documents and shall be fully relieved of liability to any other party to this Amendment arising out of the Repurchase Documents, other than any such obligations and/or liabilities arising under any Repurchase Document or any other Program Agreement prior to the Amendment Effective Date. Notwithstanding the foregoing, all indemnities and other protections in favor of Assigning Administrative Agent and Assigning Buyers as set forth in the Repurchase Documents shall survive as set forth therein. For the avoidance of doubt, the Assignee Administrative Agent hereby notifies the other parties hereto that the Assigning Administrative Agent or an Affiliate thereof may, from time to time after the Amendment Effective Date, continue to provide various administrative services to the Assignee Administrative Agent.

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Section 3.Amendments to Repurchase Agreement. The Repurchase Agreement is hereby amended by:
3.1amending the definitions in Section 2 as follows:

(a)All references to Administrative Agent in the Repurchase Documents and the other Program Agreements shall be deemed to mean “Atlas Securitized Products, L.P.”.
(b)All references to Buyer and Buyers in the Repurchase Documents and the other Program Agreements shall be deemed to mean “Atlas Securitized Products Investments 3, L.P.”, “Atlas Securitized Products, L.P.”, “Atlas Securitized Products Funding 2, L.P.” and “Nexera Holding LLC”.
(c)The definitions and uses of “Alpine”, “CS Cayman”, and “CSFBMC” are hereby deleted in their entirety.
(d)The definitions of “CP Conduit” and “VFN Repurchase Agreement” are hereby deleted in their entirety and replaced with the following definitions in their proper alphabetical order:
“CP Conduit” means any Buyer that is an asset-backed commercial paper conduit.
“VFN Repurchase Agreement” means, collectively, (i) that certain Master Repurchase Agreement, and (ii) that certain Pricing Side Letter, in each case, dated as of August 11, 2017, among Seller, Atlas Securitized Products, L.P. (“ASP”), or certain affiliates of ASP, as assignees of Credit Suisse First Boston Mortgage Capital LLC, and ASP, or certain affiliates of ASP, as assignees of Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch, and Alpine Securitization LTD, as either may be amended, restated, supplemented or otherwise modified from time to time.

(e)The following new definition of “Program Account” is hereby added to the Repurchase Agreement in its proper alphabetical order:

“Program Account” means such account identified by Administrative Agent in writing.

3.1deleting Section 9 thereof in its entirety and replacing it with the following:

Unless otherwise mutually agreed in writing or as otherwise set forth in Section 7 hereof, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent in the Program Account. Seller acknowledges that it has no rights of withdrawal from the Program Account. All Purchased Assets transferred by one party hereto to the other party shall be in the case of a purchase by a Buyer in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as Administrative Agent may reasonably request. All Purchased Assets and Contributed Assets shall be evidenced by a Trust Receipt. Any Repurchase Price received by Administrative Agent

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after 4:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.
3.2deleting Administrative Agent’s notice information in Section 20 thereof in its entirety and replacing it with the following:
Atlas Securitized Products, L.P.
3 Bryant Park
New York, New York, 10036
Telephone: [***]
Email: [***]
3.3deleting Seller’s notice information in Section 20 thereof in its entirety and replacing it with the following:
loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
3.4deleting Administrative Agent’s Authorized Representatives thereof in their entirety and replacing them with Annex A hereto.

Section 4.Further Assurances. The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Amendment and the assignment and assumption contemplated hereby (including, if requested by the Assignee Administrative Agent, at no cost or expense to the Seller, the amendment and restatement of the Repurchase Documents and other Program Agreements to reflect the terms hereof and the transactions contemplated hereby).

Section 5.Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent (or waiver of any of the following conditions precedent by the Assigning Administrative Agent and the Assignee Administrative Agent in their sole discretion), all of which shall be in form and substance acceptable to the Assigning Parties and Assignee Parties:
6.1Power of Attorney. A Power of Attorney, duly executed by the Seller and notarized, substantially in the form of Annex B hereto.
6.2Delivered Documents. Assigning Parties and Assignee Parties shall have received:
(a)this Amendment, duly executed by authorized signatories of the parties hereto; and
(b)such other documents as the Assigning Administrative Agent, Assignee Administrative Agent or counsel thereto may reasonably request.
Section 6.Representations and Warranties. Seller hereby represents and warrants to the parties hereto that it is in compliance with all the terms and provisions set forth in the

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Program Agreements on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms, to the extent applicable, the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties were true and correct in all material respects as of such date.
Section 7.Certain Matters Related to Purchased Assets and Repurchase Assets.
(a)To the extent not delivered on the Amendment Effective Date or held by a Custodian pursuant to a Custodial Agreement, the Assigning Administrative Agent hereby agrees (i) to deliver to the Assignee Administrative Agent, to such locations as the Assignee Administrative Agent may designate from time to time, all instruments and certificates evidencing the Purchased Assets and/or Repurchase Assets constituting property that can be perfected by the possession by the Assignee Administrative Agent (collectively, the “Existing Possessory Collateral”), now in the physical possession of the Assigning Administrative Agent; and (ii) in the event that Assigning Administrative Agent receives any possessory collateral from and after the date hereof (the “Future Possessory Collateral” and, together with the Existing Possessory Collateral, the “Possessory Collateral”), in error or otherwise, to promptly deliver to the Assignee Administrative Agent, to such locations, as the Assignee Administrative Agent shall have notified the Assigning Administrative Agent from time to time, any such Future Possessory Collateral.
(b)Additionally, the Assigning Administrative Agent agrees that, with respect to any items of payment, proceeds of the Purchased Assets, Repurchase Assets or other collections it may receive from and after the Amendment Effective Date in connection with the Repurchase Documents and/or the other Program Agreements (collectively, the “Collections”), the Assigning Administrative Agent agrees to promptly notify the Assignee Administrative Agent of its receipt thereof and to promptly deliver to the Assignee Administrative Agent in the same form as received, any such Collections to an account specified by the Assignee Administrative Agent at such time.
(c)The Assigning Administrative Agent agrees that if, after the Amendment Effective Date, it shall continue to possess or control any Possessory Collateral, the Assigning Administrative Agent shall be deemed to possess or control such Possessory Collateral as a bailee or sub-agent on behalf and for the benefit of the Assignee Administrative Agent and the Assignee Buyers after the Amendment Effective Date for the purpose of perfecting the liens of the Assignee Administrative Agent and the Assignee Buyers.
Section 8.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Documents and the other Program Agreements shall continue to be, and shall remain, in full force and effect in accordance with their terms.
Section 9.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 10.Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be

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effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
Section 11.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
Section 12.Waiver of Requirements under Repurchase Documents and other Program Agreements. To the extent any of the Repurchase Documents or any of the other Program Agreements includes any notice or satisfaction of any condition to any of the transactions contemplated hereby, the requirement for such notice or satisfaction of any condition is hereby waived.
Section 13.Program Agreement. This Amendment is a Program Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective signatories thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Assigning Administrative Agent

By:    /s/Joseph Speziale
Name: Joseph Speziale
    Title: Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Assigning Buyer

By:    /s/Patrick Remmert Jr
Name: Patrick Remmert Jr
    Title: Authorized Signatory

By:    /s/Joseph Speziale
Name: Joseph Speziale
    Title: Vice President

ALPINE SECURITIZATION LTD, as an Assigning Buyer, by Credit Suisse AG, NEW YORK BRANCH as Attorney-in-fact

By:    /s/Patrick Remmert Jr
Name: Patrick Remmert Jr
    Title: Authorized Signatory

By:    /s/J.J. McDonald
Name: John J. McDonald, Jr.
    Title: Authorized Signatory
Signature Page to Omnibus Assignment, Assumption and Amendment
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LOANDEPOT.COM, LLC, as Seller
By:/s/Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer
Signature Page to Omnibus Assignment, Assumption and Amendment
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ATLAS SECURITIZED PRODUCTS, L.P., as Assignee Administrative Agent and an Assignee Buyer

By: Atlas Securitized Products GP, LLC, its general partner
By:    /s/Joseph Glatt
Name: Joseph Glatt
Title: President

ATLAS SECURITIZED PRODUCTS
FUNDING 2, L.P., as an Assignee Buyer

By: Atlas Securitized BKR 2, L.P., its general partner
By: Atlas Securitized FundingCo GP LLC, its general partner
By:    /s/Joseph Glatt
Name: Joseph Glatt
Title: President

ATLAS SECURITIZED PRODUCTS
INVESTMENTS 3, L.P., as an Assignee Buyer

Signature Page to Omnibus Assignment, Assumption and Amendment
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By: Atlas Securitized Products GP, LLC, its general partner
By:    /s/Joseph Glatt
Name: Joseph Glatt
Title: President

NEXERA HOLDING LLC, as an Assignee Buyer

By:    /s/Steve M. Abreu
Name: Steve Abreu
Title: Chief Executive Officer

Signature Page to Omnibus Assignment, Assumption and Amendment
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ANNEX A
ASSIGNEE PARTY AUTHORIZED REPRESENTATIVES
(See attached)
Annex A
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ANNEX B
FORM OF POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that loanDepot.com, LLC (“Seller”) hereby irrevocably constitutes and appoints Atlas Securitized Products, L.P. (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Administrative Agent’s discretion:
(a)    in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers and/or Repledgees under the Master Repurchase Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time) dated March 10, 2017 (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable;
(b)    to pay or discharge taxes and liens levied or placed on or threatened against the Assets;
(c)    (i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against Seller with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (vii) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; (viii) to cause the mortgagee of record to be changed to Administrative Agent on the FHA or VA system, as applicable; and (ix) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and Seller’s expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Assets and Administrative Agent’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller might do;
(d)    for the purpose of carrying out the transfer of servicing with respect to the Assets from Seller to a successor servicer appointed by Administrative Agent in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Administrative Agent the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole discretion; and
    Annex B
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(e)    for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.
Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.
Seller also authorizes Administrative Agent, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.
The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.
TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.
[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

    Annex B
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IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and Seller’s seal to be affixed this _____ day of _________, 202__.

loanDepot.com, LLC, as Seller By: _____________________________ Name: Title:

    Annex B
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STATE OF     )
                )    ss.:
COUNTY OF     )
On the ____ day of ______________, 202__ before me, a Notary Public in and for said State, personally appeared ________________________________, known to me to be _________________________________________________ of loanDepot.com, LLC, the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.
IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.
_____________________________
Notary Public
My Commission expires ________________________________

    Annex B
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